Exhibit 99.2
TCBI Q3 2011 Earnings October 19, 2011

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2010, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

3 Opening Remarks Another quarter of outstanding earnings Reduction in credit costs and nonperforming assets; expected to continue in Q4 and throughout 2012 Strong growth in LHFI Significant growth in LHFS expected to continue through Q4 and into 2012 as mortgage rates remain low

Net Income and EPS Outstanding growth in net income and EPS compared to Q2-2011 and Q3-2010 Net income increase to $21.7 million; EPS to $0.56 - 27% above Q2-2011 and 124% increase from Q3- 2010 Operating Leverage, Core Earnings Power & NIM Growth of Net Revenue 10% growth from Q2-2011 23% as compared to Q3-2010 Strong growth in LHI and LHS More favorable earning asset composition with reduction in excess liquidity assets Improved funding profile with reduction in total cost of funds NIM decline of 5 bps from Q2-2011 Slight improvement considering 10bp benefit of interest recapture in Q2-2011 Result from rapid growth in LHS at reduced mortgage rates Demonstrated benefit of growth in net interest income with slight reduction in NIM LHI yields remained above 5% LHS growth supported with borrowed funds at reduced cost Expense growth limited with reduction in FDIC assessment and other expenses Efficiency ratio at record low level due to growth and margin-driven operating leverage Stable credit costs with reduction in NPAs and NCOs Dramatic improvement in ROA and ROE to 1.25% and 14.93% Financial Review 4

Loan Growth Growth in average LHI on a linked quarter basis across various lines of business Substantial increase in linked quarter LHS growth due to refinancing activity and growth in customer base Organic growth model clearly improving TCB's market share LHI portfolio yields remain high LHS yield reduction increased by mortgage rates; growth outstripping impact of reduction in yield Funding Much improved funding position with reduction in deposit and total funding costs Funding profile improved with substantial reduction in excess liquidity with growth in LHS LHS growth funded with borrowings to improve spreads Credit Costs Total credit costs of $8.7 million Consistent with expectations for improvement in trends Provision of $7.0 million compared to $8.0 million in Q2-2011 OREO valuation cost of $1.7 million compared to $725,000 in Q2-2011 NCOs of $6.3 million (48 bps), down from $10.5 million (86 bps) from Q2-2011 Improvement in level of NPAs with resolution on several large problem credits Financial Review 5

6 Q3-11 Q2-11 Q1-11 Q4-10 Q3-10 Net interest income $ 79,198 $ 71,094 $ 64,498 $ 65,955 $ 62,606 Non-interest income 7,603 7,951 7,684 9,178 8,101 Net revenue 86,801 79,045 72,182 75,133 70,707 Provision for credit losses 7,000 8,000 7,500 12,000 13,500 OREO valuation and write-down expense 1,662 725 3,320 2,330 3,668 Total provision and OREO valuation 8,662 8,725 10,820 14,330 17,168 Non-interest expense(1) 44,524 44,538 43,079 42,252 38,934 Income before income taxes 33,615 25,782 18,283 18,551 14,605 Income tax expense 11,905 9,074 6,344 6,475 5,074 Net income $ 21,710 $ 16,708 $ 11,939 $ 12,076 $ 9,531 Diluted EPS $ .56 $ .44 $ .31 $ .32 $ .25 Net interest margin 4.81% 4.86% 4.46% 4.12% 4.27% ROA 1.25% 1.08% .78% .72% .62% ROE 14.93% 12.13% 8.91% 9.04% 7.23% Efficiency(1) 51.3% 56.3% 59.7% 56.2% 55.1% Income Statement (in thousands) Excluding OREO valuation/write-down expense

7 QTD Average Balances, Yields and Rates (in thousands) Q3 2011 Q3 2011 Q2 2011 Q2 2011 Q3 2010 Q3 2010 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 148,922 4.50% $ 163,073 4.57% $ 212,192 4.56% Fed funds sold & liquidity investments 57,359 .33% 92,231 .30% 126,170 .19% Loans held for sale 1,191,375 4.44% 808,165 4.76% 1,074,309 4.71% Loans held for investment 5,219,496 5.20% 4,890,696 5.24% 4,493,998 5.08% Total loans, net of reserve 6,344,656 5.11% 5,630,830 5.24% 5,493,497 5.08% Total earning assets 6,550,937 5.05% 5,886,134 5.14% 5,831,859 4.95% Total assets $6,884,500 $6,192,506 $6,099,782 Liabilities and Stockholders' Equity Total interest bearing deposits $3,721,743 .34% $3,797,537 .36% $4,061,616 .86% Other borrowings 894,073 .11% 233,388 .19% 230,043 .45% Long-term debt 113,406 2.22% 113,406 2.26% 113,406 3.40% Total interest bearing liabilities 4,729,222 .34% 4,144,331 .40% 4,405,065 .90% Demand deposits 1,525,087 1,455,366 1,142,735 Stockholders' equity 576,958 552,632 522,985 Total liabilities and stockholders' equity $6,884,500 .23% $6,192,506 .27% $6,099,782 .65% Net interest margin 4.81% 4.86% 4.27%

8 QTD Averages QTD Averages QTD Averages Q3 2011 Q2 2011 Q3 2010 Q3/Q2 % Change YOY % Change Loans held for investment $5,219,496 $4,890,696 $4,493,998 7% 16% Loans held for sale 1,191,375 808,165 1,074,309 47% 11% Total loans 6,410,871 5,698,861 5,568,307 12% 15% Securities 148,922 163,073 212,192 (9)% (30)% Demand deposits 1,525,087 1,455,366 1,142,735 5% 33% Total deposits 5,246,830 5,252,903 5,204,351 0% 1% Total assets 6,884,500 6,192,506 6,099,782 11% 13% Financial Summary (in thousands)

9 Financial Summary (in thousands) Period End Period End Period End Q3 2011 Q2 2011 Q3 2010 Q3/Q2 % Change YOY % Change Loans held for investment $5,302,584 $5,164,293 $4,483,204 3% 18% Loans held for sale 1,909,567 1,122,330 1,399,208 70% 36% Total loans 7,212,151 6,286,623 5,882,412 15% 23% Securities 142,895 157,821 202,177 (9)% (29)% Demand deposits 1,661,125 1,483,159 1,195,093 12% 39% Total deposits 5,486,463 5,421,726 5,407,033 1% 1% Total assets 7,705,372 6,709,338 6,344,916 15% 21%

10 2006 2007 2008 2009 2010 Q3 2011 Non Interest Expense 86912 98606 109651 137733 154984 176188 2006 2007 2008 2009 2010 Q3 2011 Net Interest Income 117170 139752 151737 196691 241674 286387 Non Interest Income 17684 20627 22470 29260 32263 30984 2006 2007 2008 2009* 2010* ($ in thousands) 2011*^ 134,854 160,379 174,207 225,951 273,937 317,371 Operating Revenue CAGR: 20% Net Interest Income CAGR: 21% Non-interest Income CAGR: 13% Non-interest Expense CAGR: 16% Revenue and Expense Growth *Excludes OREO valuation expenses ^Annualized based on 9/30/11 data. Net Interest Income Non-interest Income Non-interest Expense

11 Deposit and Loan Growth 2006 2007 2008 2009 2010 Q3-2011 Demand Deposits 514 529 587 899 1451 1661 Interest Bearing Deposits 2555 2537 2746 3222 4004 3825 Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2006 2007 2008 2009 2010 Q3-2011 Loans Held for Investment 2722 3462 4028 4457 4711 5303 2006 2007 2008 2009 2010 ($ in millions) Q3-2011 Demand Deposit CAGR: 28% Total Deposit CAGR: 13% Loans Held for Investment CAGR: 15%

12 Loan Portfolio Statistics Non-accrual loans Commercial $ 12,674 Construction 21,288 Real estate 29,167 Consumer 309 Equipment leases 3,276 Total non-accrual loans $ 66,714 Non-accrual loans as % of loans held for investment 1.26% Non-accrual loans as % of total loans ..92% OREO 35,796 Total Non-accruals + OREO $ 102,510 Non-accrual loans + OREO as % of loans held for investment + OREO 1.92% Total Loans $7,212,151 All numbers in thousands. Loan Collateral by Type 9/30/11

13 Credit Quality Improved Credit Trends Total credit cost of $8.7 million for Q3-2011 Provision of $7.0 million for Q3-2011 compared to $8.0 million for Q2-2011, reflecting better trends NCOs of $6.3 million, representing 48 bps compared to 86 bps for Q2-2011 and 70 bps YTD OREO valuation charge of $1.7 million compared to $725,000 in Q2-2011 Improvement in NPA to lowest level since Q2-2009 Decrease of $2.7 million (3%) from Q2-2011 Reduction of $77.8 million (43%) from peak level in Q2-2010 NPA ratio of 1.92% compared to 2.03% in Q2-2011 and 3.66% in Q3-2010 NPLs at $66.7 million, down $11.2 million from Q2-2011 and $60.3 million from Q3-2010 NPL ratio at 0.92% of total loans and 1.26% of LHI Reduction in credit costs and NPAs expected in Q4-2011

14 Credit Quality Combined reserve / Loans* 1.32% 1.56% 1.59% 1.16% .95% Non-accrual loans + OREO to loans* + OREO 1.92% 3.25% 2.74% 1.81% ..69% Combined reserve to non-accruals 1.1x .6x .7x 1.0x 1.5x Net Charge-offs / Average Loans * Excludes loans held for sale.

15 Closing Comments Strong core earnings power to continue in remainder of 2011 and into 2012 Maintaining strong capital position Credit cost improvements expected to continue through Q4-2011 and throughout 2012 Loan growth potential good

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